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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               -------------------

       Date of report (Date of earliest event reported): NOVEMBER 29, 2007

                          CNB FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


        WEST VIRGINIA                0-30665                  55-0773918
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 (State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


                            101 S. WASHINGTON STREET
                           BERKELEY SPRINGS, WV 25411
          (Address, including zip code, of principal executive offices)


       Registrant's telephone number, including area code: (304) 258-1520


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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                SECTION 5 -- CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.05 AMENDMENTS TO REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

         On November 29, 2007, the Registrant, CNB Financial Services, Inc. ("CNB") approved amendments to CNB's Code of Ethics (the "Code"). The amended Code addresses various matters, including how to address accounting complaints and to make other technical, administrative and other non-substantive amendments resulting from the Company's and Board's annual review of the code of ethics. The Code, as amended, is included in this Report as Exhibit 14.1.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

                14.1 Code of Ethics, as Amended, entitled " CNB Financial Services, Inc. and CNB Bank, Inc. Ethical Standards and Code of Ethics."




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CNB FINANCIAL SERVICES, INC.


                                       By:  /s/ Thomas F. Rokisky
                                            ---------------------------------
                                            Thomas F. Rokisky
                                            President/CEO


Date:  December 3, 2007


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